UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 28, 2022
EOS ENERGY ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39291	84-4290188
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3920 Park Avenue
Edison, New Jersey 08820
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (732) 225-8400
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	EOSE	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of common stock	EOSEW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 28, 2022, Eos Energy Enterprises, Inc. (the “Company”) filed a certificate of amendment (the “Charter Amendment”) to its Third Amended and Restated Certificate of Incorporation to increase the authorized shares of common stock from 200,000,000 to 300,000,000. As further described under Item 5.07 below, the proposal for the amendment was approved by the Company’s stockholders at a special meeting of stockholders held on June 28, 2022 (the “Special Meeting”). The Charter Amendment became effective immediately upon filing with the Secretary of State of the State of Delaware.
The description above of the Charter Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Charter Amendment, set forth in Exhibit 3.1 to this Form 8-K and incorporated in this Item by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders
On June 28, 2022, the Company held the Special Meeting to vote on the following matters.
Proposal 1 – The issuance of our common stock to Yorkville in excess of the exchange cap of the Standby Equity Purchase Agreement dated April 28, 2022, by and between the Company and Yorkville
The proposal to approve, in accordance with Nasdaq Marketplace Rule 5635(d), the issuance of our common stock to YA II PN, Ltd. (“Yorkville”) in excess of the exchange cap of the Standby Equity Purchase Agreement dated April 28, 2022, by and between the Company and Yorkville (the “Exchange Cap Proposal”) was approved. The votes cast at the Special Meeting were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
31,223,007	1,929,524	100,376	9,646,953
Proposal 2 – Amendment to our Third and Restated Certificate of Incorporation to increase the authorized shares of common stock from 200,000,000 to 300,000,000
The proposal to approve an amendment to our Third Amended and Restated Certificate of Incorporation to increase the authorized shares of common stock from 200,000,000 to 300,000,000 (the “Authorized Shares Amendment”) was approved. The votes cast at the Special Meeting were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
40,557,542	2,060,749	281,569	N/A
Proposal 3 – Adjournment of Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the Exchange Cap Proposal and/or the Authorized Shares Amendment
The proposal to approve an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there weren’t sufficient votes in favor of the Exchange Cap proposal and/or the Authorized Shares Amendment was approved. The votes cast at the Special Meeting were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
40,027,319	2,329,792	542,749	N/A

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit	Description

3.1	Certificate of Amendment to the Third Amended and Restated Certificate of Incorporation of the Registrant
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EOS ENERGY ENTERPRISES, INC.

Dated: June 29, 2022	By:	/s/ Randall Gonzales
		Name:	Randall Gonzales
		Title:	Chief Financial Officer
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